91/127/149 0/108/49 0/32/96 127/127/127 112/48/160 255/153/0 0/176/80 255/217/102 86/87/91 2/166/229 LEVL Blue 177/134/54 Chart fill 173/134/4 Text/line 190/59/71 Highway sign 11/177/235 Highway sign 1/54/96 LEVL Blue 164/0/0 Merger with Level One Bancorp, Inc. November 4, 2021 179/136/8 39/37/31 217/217/214 84/88/90 FRME Colors 91/127/149 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Level One Bancorp, Inc. (“Level One”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and Level One will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of Level One’s common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; the severity and duration of the COVID-19 pandemic and its impact on general economic and financial market conditions and First Merchants’ business, results of operations, and financial condition; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results. ADDITIONAL INFORMATION Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. First Merchants will file a Registration Statement on Form S-4 with the SEC in connection with the proposed Merger that will include a Proxy Statement for Level One and a Prospectus for First Merchants, which, when finalized, will be submitted to Level One common shareholders for their consideration. INVESTORS ARE URGED TO READ THE PROXY STATEMENT PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. When filed, this document and other documents relating to the Merger filed by First Merchants and Level One can be obtained free of charge from the SEC’s website at www.sec.gov. First Merchants and Level One and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the common shareholders of Level One in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2021, which information has been updated by First Merchants from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Level One will be set forth in the Proxy Statement-Prospectus relating to the proposed Merger when it becomes available. Additional information regarding the interests of these participants, including Level One’s officers and directors, will also be included in the Proxy Statement-Prospectus regarding the proposed merger when it becomes available. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

A Leading Midwest Banking Franchise Partnership Enhances Scale and Expands Michigan Metro Footprint 91/127/149 0/108/49 0/32/96 127/127/127 112/48/160 255/153/0 0/176/80 255/217/102 86/87/91 2/166/229 LEVL Blue 177/134/54 Chart fill 173/134/4 Text/line 190/59/71 Highway sign 11/177/235 Highway sign 1/54/96 LEVL Blue 164/0/0 1Balance sheet figures as of September 30, 2021 and do not include any merger related adjustments. Pro Forma Financial Highlights1 Ticker: FRME Founded: 1893 Headquarters: Muncie, IN Loans: $10.8 Billion Deposits: $14.4 Billion Banking Centers: 122 Assets: $17.6 Billion Ohio Michigan Indiana Illinois Munster Lafayette Indianapolis Muncie Fort Wayne Columbus Grand Rapids Current First Merchants Locations LEVL Locations Detroit Monroe Ann Arbor Detroit Ann Arbor Monroe

Transaction Highlights Strategically Compelling Further establishes FRME as a leading Midwest banking franchise by adding a proven growth-oriented bank in a substantial metro market Enhances scale in Michigan and creates southeast Michigan’s premier community bank Pro forma entity will have the #1 deposit market share amongst community banks with less than $50 billion in total assets in the combined Detroit, Monroe and Ann Arbor region with ~$3.4 billion of deposits Complements our existing southeast Michigan footprint and expands presence in the attractive Detroit, Ann Arbor and Grand Rapids markets LEVL’s commercial-oriented and growing consumer/mortgage platform, low-cost deposit base and compatible culture makes it the right partner to advance long-term performance goals Financially Attractive Double-digit earnings accretion in first full year of cost savings recognition (2023) Manageable TBV dilution at closing, inclusive of all transaction expenses, with an earnback of 2.9 years using the crossover method Regulatory capital remains above well-capitalized threshold Attractive Risk Profile Completed comprehensive due diligence process Experienced acquirer, core competency in integration processes LEVL’s experienced executive team with extensive larger bank and M&A experience

Transaction Summary 1Based upon a FRME closing stock price of $43.50 as of November 3, 2021. Aggregate deal value is inclusive of options consideration (LEVL options rolled into FRME options). Buyer First Merchants Corporation (“FRME”) Muncie, Indiana Established 1893 Seller Level One Bancorp, Inc. (“LEVL”) Farmington Hills, Michigan Established 2007 Consideration 0.7167 shares of FRME common stock and $10.17 per share in cash for each share of LEVL common stock Approximately 75% stock and 25% cash Transaction Value1 $323.5 million in aggregate $41.35 per share Transaction Multiples1 188% of tangible book value 12.0x 2022E consensus earnings 7.9x 2022E consensus earnings + fully phased cost savings Pro Forma Ownership Approximately 91% FRME / 9% LEVL Board Representation One existing LEVL board member to join the FRME corporate board Approvals & Closing LEVL shareholder approval and customary regulatory approvals 1st half 2022 expected closing System integration scheduled for 3rd Quarter 2022

Overview of Level One Bancorp, Inc. County Market Rank Branches Deposits ($000) Mkt. Share (%) % of Franchise Oakland 10 9 1,608,978 1.9 78.2 Washtenaw 12 3 276,395 2.2 13.4 Wayne 16 2 77,388 0.1 3.8 Macomb 12 1 43,133 0.2 2.1 Kent 22 1 29,363 0.1 1.4 Jackson 11 1 23,016 0.8 1.1 MICHIGAN 94 96 75 Largest1 independent franchise in southeast Michigan2 Level One serves the Detroit MSA with a population of over 4.3 million that’s buoyed by the stability of the auto industry and rapidly growing technology sector Strong asset generating platform with ~$550 million in loan growth (ex PPP) since 2017, a 12% CAGR Has maintained pristine asset quality with average net charge-offs of 0.06% since 2017 Entrepreneurial culture driven with passion, relationship focused and humble yet confident values 1Excludes banks with greater than $50 billion in total assets. 2Southeast Michigan market includes the Detroit, Monroe and Ann Arbor MSAs. Source: S&P Global Market Intelligence; FDIC Summary of Deposits as of June 30, 2021 Best in Class Metro-Focused Michigan Banking Franchise Company Highlights Geographic Footprint Financial Highlights Deposit Market Share by County MICHIGAN 75 275 94 94 75 Ann Arbor Detroit Farmington Hills Monroe FRME LEVL

Enhances Scale in Michigan 1Excludes banks with total assets greater than $50 billion. 2Southeast Michigan market includes the Detroit, Monroe and Ann Arbor MSAs. 3Includes businesses with between 10-999 employees. 4Includes counties with more than 1 million in population. Source: S&P Global Market Intelligence; ProximityOne; WalletHub; Oakland County website; DetroitChamber.com; DetroitDataCenter.org; Ann Arbor SPARK; FDIC Summary of Deposits as of June 30, 2021. More Than Doubles FRME’s Presence in Highly Attractive Southeast Michigan Markets Notable Employers in Detroit & Ann Arbor MSAs A strategic partnership with First Merchants and Level One creates the region’s premier community banking franchise Combined Detroit, Ann Arbor & Monroe Market Share Executive Team with Deep Rooted Knowledge and Decades of In-Market Experience #1 Community Bank1 in the Southeast Michigan Market2 Pro Forma Combined Assets of ~$18 Billion and Deposits of ~$14 Billion Largest Financial Services Holding Company Headquartered in Central Indiana Experience Market Share Scale Strength Market Expansion Benefits to FRME Operations TBU TBU TBU TBU TBU TBU TBU TBU 91/127/149 0/108/49 0/32/96 127/127/127 112/48/160 255/153/0 0/176/80 255/217/102 86/87/91 2/166/229 LEVL Blue 177/134/54 Chart fill 173/134/4 Text/line 190/59/71 Highway sign 11/177/235 Highway sign 1/54/96 LEVL Blue 164/0/0 2021 – 2026 MSA Projected HHI Change 1 Attractive and Diversified Metro Markets 17 Fortune 1000 companies are headquartered within the Detroit MSA Nearly 60% of all Fortune 500 companies have at least one business location in Oakland County Home to over 28,000 small-to-large3 sized businesses Michigan ranks 4th for middle market companies owned by women and minorities The Detroit MSA has a population of over 4 million people of which ~1.3 million live in Oakland County (the USA’s wealthiest county4 not on the East or West Coasts) Ann Arbor is the “Most Educated City” in America Home to over 2,500 small-to-large3 sized businesses Population of ~369 thousand with a highly attractive demographic profile Median Household Income of ~$79K with expected 5-year income growth of 12.6% The combined company will have 3 branches and ~$276 million of deposits in the Ann Arbor MSA Detroit MSA Ann Arbor MSA Univ of Michigan (A) GM (D) Ford (D) Penske (D) Dominos (A) IBM Watson (A) Blue Cross/Shield (D) Pulte Group (D)

Diversified Combined Loan Portfolio Strong Core Deposit Base FRME Pro Forma Loans & Deposits 1Calculated as the weighted average of the total yield or cost. Note: Loan and deposit compositions reflect bank-level regulatory data as of September 30, 2021. LEVL’s Commercial-Focused Loan Portfolio and Low-Cost Deposit Base Complements Our Franchise 91/127/149 0/108/49 0/32/96 127/127/127 112/48/160 255/153/0 0/176/80 255/217/102 86/87/91 164/0/0 2/166/229 LEVL Blue 177/134/54 Chart fill 173/134/4 Text/line 190/59/71 Highway sign 11/177/235 Highway sign 1/54/96 LEVL Blue Total: $9.1B MRQ Yield: 4.00% Total: $1.7B MRQ Yield: 4.64% Total: $10.8B MRQ Yield: 4.10%1 Total: $12.3B MRQ Cost: 0.18% Total: $2.1B MRQ Cost: 0.19% Total: $14.4B MRQ Cost: 0.19%1 LEVL Pro Forma

Summary Financial Impact & Assumptions 1Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs. Financial Impact 10.4% EPS accretion for 2023 (with fully phased cost savings) 4.3% TBV dilution at closing, inclusive of all transaction costs, with an earnback of 2.9 years using the crossover method1 ~8.4% tangible common equity / tangible assets estimated at closing ~13.4% total risk based capital ratio estimated at closing Key Transaction Assumptions Cost savings of 30%, 25% phased-in during 2022 and 100% thereafter Loan interest mark-up of $6.0 million pre-tax, fixed asset mark of $1.5 million pre-tax and deposit interest rate mark-up of $0.3 million pre-tax Core deposit intangible of 0.70%, amortized over 10 years using sum of years’ digits One-time, pre-tax transaction costs of $23.5 million (combined buyer & seller), assumed 100% at the time of transaction closing No revenue enhancements modeled Credit Mark & CECL Assumptions Loan credit mark (ex. PPP) of ~1.8%, or $28.8 million pre-tax PCD loan credit mark of 50.4% or $14.5 million pre-tax (recorded as ACL) Non-PCD loan credit mark of 49.6% or $14.3 million pre-tax, accreted to income over life of loans Day 2 CECL reserve of $14.3 million (1.0x Non-PCD mark, assumed at closing)

History of Organic and Whole Bank Acquisition Growth Total Assets ($B) Growth Through Acquisition Experienced Acquirer Expanded in Current High-Growth Markets Extended into Additional High-Growth Markets Added to Franchise with Stable Deposit Gathering Markets Asset CAGR Since 2000: 12.7% 1Pro forma as of September 30, 2021 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 1 2022

Summary Creates a leading Midwest franchise with assets of ~$18 billion and enhanced growth potential Creates Southeast Michigan’s premier community banking franchise Bolsters Michigan presence and expands into highly attractive operating markets Compelling both strategically and financially Double-digit earnings accretion and 2.9 year tangible book value earnback period